SUPPLEMENT TO THE PROSPECTUSES &
                      STATEMENTS OF ADDITIONAL INFORMATION
                                       OF
                       EVERGREEN SELECT FIXED INCOME FUNDS
                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

I. Effective March 1, 2001, the section describing Class B shares under the heading "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" in each Fund's prospectus is revised to reflect that the dealer allowance is changed to 5.00%. There will be no change to the maximum deferred sales charge schedule and the 12b-1 fees.

March 1, 2001

II. Evergreen Intermediate Term Bond Fund, Evergreen Fixed Income Fund and Evergreen Fixed Income Fund II (the "Funds")

         Effective July 24, 2001, the section of each Funds' prospectus entitled "INVESTMENT GOAL" is restated in its entirety as follows:

         The Fund seeks to maximize total return through a combination of current income and capital growth.

         Evergreen Core Bond Fund

         Effective July 24, 2001, Evergreen Core Bond Fund may invest in derivatives. The first paragraph under the section of the Fund's prospectus entitled "OTHER FUND PRACTICES" is revised as follows:

         Each Fund may invest in a variety of derivative instruments. Derivatives are financial contracts whose value is based on an underlying asset, such as stock or a bond, or an underlying economic factor, such as an index or an interest rate. The Funds may also engage in strategies making use of total return swaps, credit default swaps and interest rate swaps and other interest rate transactions. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives.

         In addition, the section entitled "Other Securities and Practices" on page 1-3 of the Statement of Additional Information is revised to eliminate "excluding Core Bond Fund" next to OPTIONS AND FUTURES TRANSACTIONS. All the Funds may invest in options and futures transactions.

July 24, 2001                                                      558932 (7/01)